UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2008

Wells-Gardner Electronics Corporation
(Exact Name of Registrant as Specified in its Charter)

ILLINOIS	1-8250	36-1944630
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois		60525-3605
Address of Principal Executive Offices		Zip Code

Registrant’s telephone number, including area code: (708) 290-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	Entity into a Material Definitive Agreement.

The Company entered into an Employment Agreement with James Brace dated May 13, 2008.  Mr. Brace continues to be employed by the Company’s as Chief Financial Officer.  A copy of the Employment Agreement, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 10.13.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.13 Employment Agreement dated May 13, 2008 between James Brace and Wells-Gardner Electronics Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS-GARDNER ELECTRONICS CORPORATION

Dated: May 14, 2008	By:	/s/ ANTHONY SPIER
Anthony Spier
Chairman and Chief Executive
Officer